UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 9, 2015

NOBILIS HEALTH CORP.
(Exact name of registrant as specified in its charter)

British Columbia	000-55274	98-1188172
(State or other jurisdiction of	(Commission File	(IRS Employer Identification No.)
incorporation)	Number)

4120 Southwest Freeway, Suite 150, Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (713) 355-8614

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Andy Chen, Chief Financial Officer of Nobilis Health Corp. (“Nobilis” or the “Company”), has resigned, effective July 9, 2015, and will assume the position of Senior Vice President of Finance at the Company.

The Board of Directors of the Company (the “Board”) appointed Kenneth Klein, currently the Company’s Chief Accounting Officer, as the Company’s Chief Financial Officer, effective July 9, 2015. Mr. Klein served as the Company’s Chief Accounting Officer since April 2015. Prior to joining Nobilis, Mr. Klein served for over five years as Senior Vice President, Chief Financial Officer and Treasurer of the Menninger Clinic, one of the nation's leading inpatient psychiatric hospitals. Mr. Klein has over 26 years of experience in financial accounting & reporting, analysis, management, auditing, treasury and human resources, focusing primarily in the health care, construction and financial services industries. Mr. Klein began his career in 1988 with KPMG Peat Marwick in the audit practice. After KPMG, Mr. Klein has held various financial leadership positions with Texas Children's Hospital, Memorial Hermann Healthcare System, Thermo Fisher Scientific, Castle Dental Centers, in addition to previously serving as the Company's Chief Financial Officer from 2007 to 2010. Mr. Klein graduated with a B.S. in accounting from Sacred Heart University in Fairfield Connecticut, where he was a member of Phi Beta Kappa and graduated with an MBA and Post Baccalaureate in Accounting from TWU in Houston Texas. A licensed CPA, Mr. Klein is also an adjunct professor of accounting for University of Houston - Downtown and for Lone Star College.

The compensation that Messrs. Chen and Klein will receive in their roles as Senior Vice President of Finance and Chief Financial Officer, respectively, has not been determined by the Compensation Committee of the Board (the “Committee”), and an amendment to this Current Report on Form 8-K will be filed at a later date to disclose such compensation when a determination has been made. At present, they will continue to receive their current base salaries. There are no arrangements or understandings between Messrs. Chen and Klein and any other person pursuant to which either was selected as an officer. Neither Mr. Chen nor Mr. Klein has any family relationship with any director or other executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer, and there are no transactions in which Messrs. Chen or Klein has an interest requiring disclosure under Item 404(a) of Regulation S-K.

The press release issued by the Company on July 9, 2015, announcing the matters described above, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 9, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NOBILIS HEALTH CORP.

/s/ Chris Lloyd
Chris Lloyd
Chief Executive Officer

Date: July 9, 2015

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit

99.1	Press Release dated July 9, 2015